Voya Partners, Inc. (“Registrant”)

To each series of the Registrant (each a “Portfolio” and collectively the “Portfolios”)

Supplement dated June 5, 2015

To each Portfolio’s Current Prospectus and Statement of Additional Information

and

To the Current Summary Prospectus for VY® Fidelity® VIP Mid Cap Portfolio

1.	On May 21, 2015, the Registrant’s Board of Directors approved a proposal to liquidate and dissolve Class S2 shares of VY® Fidelity® VIP Mid Cap Portfolio, effective on or about May 29, 2015. Class S2 shares of the Portfolio were closed to new investment on or about May 29, 2015.

2.	The fourth paragraph in the section of each Prospectus entitled “Management of the Portfolios – Management Fees” is hereby deleted and replaced with the following:

At a meeting held on March 12, 2015, the Board approved amending and restating the Portfolios’ Investment Management Agreement so that, effective May 1, 2015, the terms of each Portfolio’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee.  The single management fee rate under each Portfolio’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for each Portfolio and, under each Portfolio’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to each Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE